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                                                                  EXHIBIT 10.20


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                                FIRST AMENDMENT


                                       to


                   WHOLESALE STANDARD OFFER SERVICE AGREEMENT


                                    between


                      Blackstone Valley Electric Company,


                            Eastern Edison Company,


                         Newport Electric Corporation,


                                      and


                            NRG Power Marketing Inc.

                          Dated as of January 15, 1999


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                               FIRST AMENDMENT TO

                   WHOLESALE STANDARD OFFER SERVICE AGREEMENT

         This FIRST AMENDMENT TO WHOLESALE STANDARD OFFER SERVICE AGREEMENT, dated as of January 15, 1999 (this "Amendment"), among BLACKSTONE VALLEY ELECTRIC COMPANY, EASTERN EDISON COMPANY, NEWPORT ELECTRIC CORPORATION, and NRG POWER MARKETING INC.

                                   WITNESSETH:

         WHEREAS, the parTies to this Amendment have entered into a Wholesale Standard Offer Service Agreement, dated as of October 13, 1998 (the "Wholesale Standard Offer Service Agreement"; capitalized terms used but not defined herein shall have the respective meanings set forth in the Wholesale Standard Offer Service Agreement).

         WHEREAS, the parties to this Amendment wish to amend the Wholesale Standard Offer Service Agreement pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises and of the agreements contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO WHOLESALE STANDARD OFFER SERVICE AGREEMENT.
Article 7 of the Wholesale Standard Offer Service Agreement is hereby amended by deleting clause (1) in its entirety and inserting the following:

         "(1) Except as otherwise provided in this Article, Supplier shall at all times during the term of this Agreement (i) maintain an investment grade rating on its senior debt securities, as determined by Standard & Poor's Corporation, Moody's Investors Service, Inc. or another nationally recognized rating service reasonably acceptable to the Companies and (ii) maintain total assets of at least $500,000,000 times the percentage of the Companies' Standard Offer Service which is initially satisfied by the Wholesale Standard Offer Service under this Agreement (the foregoing items (i) and (ii) being herein referred to as the "Creditworthiness Criteria"). If on the Commencement Date of Service or at any time during the term of this Agreement the Supplier shall fail to meet the Creditworthiness Criteria, then the Supplier shall promptly deliver to the Companies an unconditional and irrevocable guaranty of its obligations under this Agreement in form and substance acceptable to the Companies and issued by an entity meeting the Creditworthiness Criteria (a "Guaranty"). Supplier or the issuer of the Guaranty, as applicable, shall certify to the Companies no less frequently than the end of every calendar quarter that it meets the Creditworthiness Criteria (which certification shall include such calculations and evidence as the Companies shall reasonably request from time to time), and shall deliver financial statements to the Companies certified by a firm of certified public




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                                                                               2


accountants of national standing at least annually within sixty (60) days following the end of the Supplier's or the guarantor's fiscal year."

         SECTION 2. CORRECTION. All references to "NRG Energy Power Marketing Inc." or "NRG Power Marketing, Inc." are deemed to be references to "NRG Power Marketing Inc.".

         SECTION 3. REFERENCE TO AND EFFECT ON THE WHOLESALE STANDARD OFFER SERVICE AGREEMENT. (a) Each reference in the Wholesale Standard Offer Service Agreement to "this Agreement", "hereunder", "hereof", and "herein", and in the Asset Purchase Agreement to the "Wholesale Standard Offer Service Agreement", or words of like import referring to the Wholesale Standard Offer Service Agreement shall mean and be a reference to the Wholesale Standard Offer Service Agreement, as amended hereby.

         (b) Except as specifically amended above, the Wholesale Standard Offer Service Agreement shall remain in full force and effect.

         (c) This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Wholesale Standard Offer Service Agreement or any of the instruments or documents referred to therein or
(ii) prejudice any right or rights which the parties may now have or may have in the future under or in connection with the Wholesale Standard Offer Service Agreement or any of the instruments or documents referred to therein.

         SECTION 4. EFFECTIVENESS. This Amendment shall become effective immediately upon the execution and delivery by each party hereto of a counterpart of this Amendment.

         SECTION 5. GOVERNING LAW. THIS AMEMMIENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed and delivered on its behalf by its duly authorized representative on the date first above written.

                              BLACKSTONE VALLEY ELECTRIC COMPANY



                              By:  /s/ KEVIN A. KIRBY
                                   --------------------------
                              Name:  Kevin A. Kirby
                              Title: Vice President


                              EASTERN EDISON COMPANY



                              By:  /s/ KEVIN A. KIRBY
                                   --------------------------
                              Name:  Kevin A. Kirby
                              Title: Vice President


                              NEWPORT ELECTRIC CORPORATION



                              By:  /s/ KEVIN A. KIRBY
                                   --------------------------
                              Name:  Kevin A. Kirby
                              Title: Vice President


                              NRG POWER MARKETING INC.



                              By:   /s/ DANIEL HUDSON
                                   --------------------------
                              Name:  Daniel Hudson
                              Title: Vice President